Exhibit 21

FOLLOWING IS A LIST OF ACTIVE SUBSIDIARIES OF THE REGISTRANT. CERTAIN SUBSIDIARIES THAT ARE INACTIVE, HAVE INSIGNIFICANT ASSETS OR EXIST SOLELY TO PROTECT BUSINESS NAMES BUT DO NOT CONDUCT BUSINESS HAVE BEEN OMITTED. THE OMITTED SUBSIDIARIES, CONSIDERED IN THE AGGREGATE, DO NOT CONSTITUTE A SIGNIFICANT SUBSIDIARY.

ENTITY:                                                              PLACE OF FORMATION
-------                                                              ------------------
10 CCC BUSINESS TRUST                                                MARYLAND
10000 WEST CHARLESTON BOULEVARD, LLC                                 NEVADA
10450 WEST CHARLESTON BOULEVARD, LLC                                 NEVADA
1450 CENTER CROSSING DRIVE, LLC                                      DELAWARE
1451 CENTER CROSSING DRIVE, LLC                                      DELAWARE
1551 HILLSHIRE DRIVE, LLC                                            DELAWARE
1645 VILLAGE CENTER CIRCLE, LLC                                      DELAWARE
170 RETAIL ASSOCIATES, LTD.                                          TEXAS
20 CCC BUSINESS TRUST                                                MARYLAND
30 CCC BUSINESS TRUST                                                MARYLAND
500 WEST ASSOCIATES, LLC                                             UTAH
A/T ROUSE LIMITED PARTNERSHIP, THE                                   DELAWARE
ACB PARKING BUSINESS TRUST                                           MARYLAND
ALAMEDA MALL ASSOCIATES                                              ILLINOIS
ALAMEDA MALL, L.L.C.                                                 DELAWARE
ALDERWOOD MALL  L.L.C.                                               DELAWARE
ALDERWOOD MALL HOLDING, L.L.C.                                       DELAWARE
ALTAMONTE MALL VENTURE                                               FLORIDA
ALTAMONTE SPRINGS MALL II, L.P.                                      DELAWARE
ALTAMONTE SPRINGS MALL L.L.C.                                        DELAWARE
ALTAMONTE SPRINGS MALL, L.P.                                         DELAWARE
AMERICAN CITY COMPANY, LLC, THE                                      MARYLAND
AU MANAGEMENT COMPANY, LLC                                           TEXAS
AUGUSTA MALL PARTNERSHIP                                             GEORGIA
AUGUSTA MALL, LLC                                                    MARYLAND
AUSTIN MALL LIMITED PARTNERSHIP                                      DELAWARE
AUSTIN MALL, LLC                                                     MARYLAND
BAKERSFIELD MALL LLC                                                 DELAWARE
BAKERSFIELD MALL, INC.                                               DELAWARE
BALTIMORE CENTER ASSOCIATES LIMITED PARTNERSHIP                      MARYLAND
BALTIMORE CENTER GARAGE ASSOCIATES LIMITED PARTNERSHIP               MARYLAND
BALTIMORE CENTER, LLC                                                DELAWARE
BAY CITY MALL ASSOCIATES L.L.C.                                      MICHIGAN
BAY SHORE MALL II L.L.C.                                             DELAWARE
BAY SHORE MALL PARTNERS                                              CALIFORNIA
BAY SHORE MALL, INC.                                                 DELAWARE
BAYBROOK ANCHOR ACQUISITION, LLC                                     DELAWARE
BAYBROOK ANCHOR ACQUISITION, LP                                      DELAWARE
BAYBROOK MALL, L.P.                                                  DELAWARE
BAYSIDE CENTER LIMITED PARTNERSHIP                                   MARYLAND
BEACHWOOD PLACE GP SPE L.L.C.                                        DELAWARE
BEACHWOOD PLACE GP, L.L.C.                                           DELAWARE
BEACHWOOD PLACE LIMITED PARTNERSHIP                                  OHIO

ENTITY:                                                              PLACE OF FORMATION
-------                                                              ------------------
BEACHWOOD PLACE LP, L.L.C.                                           DELAWARE
BEACHWOOD PLACE, LLC                                                 MARYLAND
BEACHWOOD PROPERTY HOLDINGS, LLC                                     MARYLAND
BELLIS FAIR PARTNERS                                                 WASHINGTON
BENSON PARK BUSINESS TRUST                                           MARYLAND
BEVERAGE OPERATIONS, INC.                                            TEXAS
BEXAR MCCRELESS L.L.C.                                               DELAWARE
BIRCHWOOD MALL PARTNERS L.L.C.                                       MICHIGAN
BIRCHWOOD MALL, INC.                                                 DELAWARE
BOISE MALL, LLC                                                      DELAWARE
BOISE TOWN SQUARE ANCHOR ACQUISITION, LLC                            DELAWARE
BOISE TOWNE PLAZA L.L.C.                                             DELAWARE
BOSSIER OUTPARCEL, L.P.                                              DELAWARE
BOULEVARD ASSOCIATES                                                 NEVADA
BOULEVARD MALL I LLC                                                 NEVADA
BOULEVARD MALL II LLC                                                NEVADA
BOULEVARD MALL, INC.                                                 DELAWARE
BRIDGELAND GP, LLC                                                   DELAWARE
BRIDGEWATER COMMONS MALL DEVELOPMENT, LLC                            MARYLAND
BRIDGEWATER COMMONS MALL II, LLC                                     DELAWARE
BRIDGEWATER COMMONS MALL, LLC                                        MARYLAND
BROOKSIDE/COLUMBIA LIMITED PARTNERSHIP                               MARYLAND
BTS PROPERTIES L.L.C.                                                DELAWARE
BURLINGTON ASSOCIATES LIMITED PARTNERSHIP                            MARYLAND
BURLINGTON TOWN CENTER II LLC                                        DELAWARE
BURLINGTON TOWN CENTER LLC, THE                                      DELAWARE
C.V. CENTER, INC.                                                    DELAWARE
CALEDONIAN HOLDING COMPANY, INC.                                     DELAWARE
CAPITAL MALL L.L.C.                                                  DELAWARE
CAPITAL MALL, INC.                                                   DELAWARE
CAROLINA PLACE L.L.C.                                                DELAWARE
CAYAPAS EMPREENDIMENTOS IMOBILIARIOS LTDA                            BRAZIL
CENTER POINTE PLAZA LLC                                              NEVADA
CENTURY PLAZA L.L.C.                                                 DELAWARE
CENTURY PLAZA, INC.                                                  DELAWARE
CHAMPAIGN MARKET PLACE L.L.C.                                        DELAWARE
CHAMPAIGN MARKET PLACE, INC.                                         DELAWARE
CHAPEL HILLS MALL L.L.C.                                             DELAWARE
CHATTANOOGA MALL, INC.                                               DELAWARE
CHESAPEAKE INVESTORS, LLC                                            DELAWARE
CHICO MALL L.L.C.                                                    DELAWARE
CHICO MALL, L.P.                                                     DELAWARE
CHRISTIANA ACQUISITION LLC                                           DELAWARE
CHRISTIANA HOLDINGS I LLC                                            DELAWARE
CHRISTIANA MALL LLC                                                  DELAWARE
CLACKAMAS MALL L.L.C.                                                DELAWARE
CLOVER ACQUISITIONS LLC                                              DELAWARE

ENTITY:                                                              PLACE OF FORMATION
-------                                                              ------------------
CM THEATRE BUSINESS TRUST                                            MARYLAND
CMA ACCESS COMPANY, LLC                                              MARYLAND
CM-H BUSINESS TRUST                                                  MARYLAND
CMI CORPORATE PARKING BUSINESS TRUST                                 MARYLAND
CM-N BUSINESS TRUST                                                  MARYLAND
COASTLAND CENTER, INC.                                               DELAWARE
COASTLAND CENTER, L.P.                                               DELAWARE
COLLIN CREEK MALL, LP                                                TEXAS
COLLIN CREEK PLANO, LLC                                              MARYLAND
COLLIN CREEK, LLC                                                    DELAWARE
COLONY SQUARE LAND L.L.C.                                            DELAWARE
COLONY SQUARE MALL L.L.C.                                            DELAWARE
COLUMBIA CROSSING, LLC                                               MARYLAND
COLUMBIA DEVELOPMENT CORPORATION, THE                                MARYLAND
COLUMBIA GATEWAY, LLC                                                MARYLAND
COLUMBIA LAND HOLDINGS, INC.                                         MARYLAND
COLUMBIA MALL BUSINESS TRUST                                         MARYLAND
COLUMBIA MALL L.L.C.                                                 DELAWARE
COLUMBIA MALL SPE, LLC                                               MARYLAND
COLUMBIA MALL, INC.                                                  MARYLAND
COLUMBIA MANAGEMENT, INC.                                            MARYLAND
CORONADO CENTER HOLDING L.L.C.                                       DELAWARE
CORONADO CENTER L.L.C.                                               DELAWARE
CROCKER DOWNTOWN DEVELOPMENT ASSOCIATES                              FLORIDA
CROCKER MIZNER PARK III, LTD.                                        FLORIDA
CROCKER MIZNER PARK IV, LTD.                                         FLORIDA
CROSSROADS MALL LAND, INC., THE                                      DELAWARE
DAYJAY ASSOCIATES                                                    OKLAHOMA
DELTA INVESTMENTS LTD.                                               NEVADA
DESARROLLOS COMERCIALES DEL OESTE GSG, SRL                           COSTA RICA
DK BURLINGTON TOWN CENTER LLC                                        DELAWARE
EAGLE RIDGE MALL, INC.                                               DELAWARE
EAGLE RIDGE MALL, L.P.                                               DELAWARE
EAST MESA LAND L.L.C.                                                DELAWARE
EAST MESA MALL L.L.C.                                                DELAWARE
EASTRIDGE SHOPPING CENTER L.L.C.                                     DELAWARE
EASTRIDGE SHOPPING CENTER, INC.                                      DELAWARE
ECHELON ACQUISITION LLC                                              MARYLAND
ECHELON MALL JOINT VENTURE                                           NEW JERSEY
ECHELON MALL LLC                                                     MARYLAND
EDEN PRAIRIE ANCHOR BUILDING L.L.C.                                  DELAWARE
EDEN PRAIRIE MALL L.L.C.                                             DELAWARE
EDEN PRAIRIE MALL, INC.                                              DELAWARE
EIGHTY COLUMBIA CORPORATE CENTER, INC.                               MARYLAND
EIGHTY COLUMBIA CORPORATE CENTER, LLC                                MARYLAND
ELK GROVE TOWN CENTER L.L.C.                                         DELAWARE
ELK GROVE TOWN CENTER, L.P.                                          DELAWARE

ENTITY:                                                              PLACE OF FORMATION
-------                                                              ------------------
EMERSON LAND BUSINESS TRUST                                          MARYLAND
EMERSON LAND, LLC                                                    DELAWARE
FAIRWOOD COMMERCIAL FRONT FOOT BENEFIT COMPANY, LLC                  MARYLAND
FAIRWOOD-ENDEAVOR FRONT-FOOT BENEFIT COMPANY, LLC                    MARYLAND
FAIRWOOD-FOUR FRONT-FOOT BENEFIT COMPANY, LLC                        MARYLAND
FAIRWOOD-GGP FRONT-FOOT BENEFIT COMPANY LLC                          MARYLAND
FAIRWOOD-PROMISE FRONT-FOOT BENEFIT COMPANY, LLC                     MARYLAND
FAIRWOOD-PROSPECT FRONT-FOOT BENEFIT COMPANY, LLC                    MARYLAND
FAIRWOOD-THREE FRONT-FOOT BENEFIT COMPANY, LLC                       MARYLAND
FALLBROOK SQUARE PARTNERS II, L.P.                                   DELAWARE
FALLBROOK SQUARE PARTNERS L.L.C.                                     DELAWARE
FALLBROOK SQUARE PARTNERS LIMITED PARTNERSHIP                        CALIFORNIA
FALLBROOK SQUARE, INC.                                               DELAWARE
FANEUIL HALL BEVERAGE, LLC                                           MARYLAND
FANEUIL HALL MARKETPLACE, LLC                                        DELAWARE
FASHION PLACE, LLC                                                   DELAWARE
FASHION SHOW DEVELOPMENT LLC                                         NEVADA
FASHION SHOW MALL LLC                                                DELAWARE
FBC & G LIMITED PARTNERSHIP                                          MARYLAND
FIFTY COLUMBIA CORPORATE CENTER, INC.                                MARYLAND
FIFTY COLUMBIA CORPORATE CENTER, LLC                                 MARYLAND
FLORENCE MALL L.L.C.                                                 DELAWARE
FORTY COLUMBIA CORPORATE CENTER, INC.                                MARYLAND
FORTY COLUMBIA CORPORATE CENTER, LLC                                 MARYLAND
FOUR OWINGS MILL CORPORATE CENTER ASSOCIATES LIMITED PARTNERSHIP     MARYLAND
FOUR OWINGS MILL CORPORATE CENTER LAND LIMITED PARTNERSHIP           MARYLAND
FOUR OWINGS MILLS CORPORATE CENTER, LLC                              MARYLAND
FOUR STATE FACILITY CORPORATION                                      DELAWARE
FOUR STATE PROPERTIES, LLC                                           DELAWARE
FOX RIVER PLAZA NORTH L.L.C.                                         DELAWARE
FOX RIVER SHOPPING CENTER L.L.P.                                     WISCONSIN
FRANKLIN PARK MALL COMPANY, LLC                                      MARYLAND
FRANKLIN PARK MALL, LLC                                              DELAWARE
FS ENTERTAINMENT LLC                                                 NEVADA
FS ENTERTAINMENT, INC.                                               NEVADA
GALLERY AT MARKET EAST LLC                                           DELAWARE
GATEWAY CROSSING L.L.C.                                              DELAWARE
GATEWAY INVESTOR, LLC                                                MARYLAND
GATEWAY RETAIL CENTER, LLC                                           MARYLAND
GEAPE III, INC.                                                      MARYLAND
GEAPE III, LLC                                                       MARYLAND
GEAPE LAND HOLDINGS II, INC.                                         MARYLAND
GEAPE LAND HOLDINGS, INC.                                            MARYLAND
GEAPE LAND HOLDINGS, LLC                                             MARYLAND
GENERAL GROWTH - WESTLAKE (GP), INC.                                 DELAWARE
GENERAL GROWTH - WESTLAKE, L.P.                                      DELAWARE
GENERAL GROWTH 170 (GP), LLC                                         DELAWARE

ENTITY:                                                              PLACE OF FORMATION
-------                                                              ------------------
GENERAL GROWTH 170, LP                                               DELAWARE
GENERAL GROWTH BAYBROOK MALL, INC.                                   DELAWARE
GENERAL GROWTH FINANCE SPE, INC.                                     DELAWARE
GENERAL GROWTH MANAGEMENT, INC.                                      DELAWARE
GENERAL GROWTH OAK VIEW MALL, INC.                                   DELAWARE
GENERAL GROWTH PROPERTIES, INC.                                      DELAWARE
GENERAL GROWTH PROPERTIES-NATICK II, INC.                            DELAWARE
GENERAL GROWTH PROPERTIES-NATICK LIMITED PARTNERSHIP                 DELAWARE
GENERAL GROWTH SUGAR LAND MALL, INC.                                 DELAWARE
GENERAL GROWTH WILLOWBROOK L.L.C.                                    DELAWARE
GENERAL GROWTH WOODLANDS ONE, INC.                                   TEXAS
GENERAL GROWTH WOODLANDS TWO, INC.                                   DELAWARE
GG DR, L.L.C.                                                        ILLINOIS
GGMI MALLIBU, INC.                                                   DELAWARE
GGP - BRIDGELAND, LP                                                 MARYLAND
GGP 110 HOLDING L.L.C.                                               DELAWARE
GGP 110 L.L.C.                                                       DELAWARE
GGP 110, INC.                                                        DELAWARE
GGP ACQUISITION, L.L.C.                                              DELAWARE
GGP ALA MOANA HOLDINGS L.L.C.                                        DELAWARE
GGP ALA MOANA L.L.C.                                                 DELAWARE
GGP ALA MOANA, INC.                                                  DELAWARE
GGP AMERICAN HOLDINGS INC.                                           DELAWARE
GGP AMERICAN PROPERTIES INC.                                         DELAWARE
GGP BOSSIER MALL, INC.                                               DELAWARE
GGP BRASIL PARTICIPACOES LTDA.                                       BRAZIL
GGP BRAZIL I L.L.C.                                                  DELAWARE
GGP BRAZIL II L.L.C.                                                 DELAWARE
GGP FINANCE SUB, INC.                                                DELAWARE
GGP GENERAL I, INC.                                                  DELAWARE
GGP GENERAL II, INC.                                                 DELAWARE
GGP HOLDING II SERVICES, INC.                                        DELAWARE
GGP HOLDING II, INC.                                                 DELAWARE
GGP HOLDING SERVICES, INC.                                           DELAWARE
GGP HOLDING, INC.                                                    DELAWARE
GGP INTERNATIONAL, LLC                                               DELAWARE
GGP IVANHOE II, INC.                                                 DELAWARE
GGP IVANHOE III SERVICES, INC.                                       DELAWARE
GGP IVANHOE IV SERVICES, INC.                                        DELAWARE
GGP IVANHOE IV, INC.                                                 DELAWARE
GGP IVANHOE SERVICES, INC.                                           DELAWARE
GGP IVANHOE, INC.                                                    DELAWARE
GGP JORDAN CREEK L.L.C.                                              DELAWARE
GGP KAPIOLANI DEVELOPMENT INC.                                       DELAWARE
GGP KAPIOLANI DEVELOPMENT, L.L.C.                                    DELAWARE
GGP KNOLLWOOD MALL, LP                                               DELAWARE
GGP LIMITED PARTNERSHIP                                              DELAWARE

ENTITY:                                                              PLACE OF FORMATION
-------                                                              ------------------
GGP MEADOWS MALL L.L.C.                                              DELAWARE
GGP MEZZANINE ONE L.L.C.                                             DELAWARE
GGP MEZZANINE THREE L.L.C.                                           DELAWARE
GGP MEZZANINE TWO L.L.C.                                             DELAWARE
GGP NATICK RESIDENCE LLC                                             DELAWARE
GGP TURKEY CONSORTIUM, LLC                                           DELAWARE
GGP TURKEY INVESTCO, LLC                                             DELAWARE
GGP TURKEY MANAGEMENT, LLC                                           DELAWARE
GGP VENTURES BRAZIL HOLDING L.L.C.                                   DELAWARE
GGP VENTURES COSTA RICA, L.L.C.                                      DELAWARE
GGP VILLAGE AT JORDAN CREEK L.L.C.                                   DELAWARE
GGP/H HOLDING, INC.                                                  DELAWARE
GGP/HOMART II L.L.C.                                                 DELAWARE
GGP/HOMART II SERVICES, INC.                                         DELAWARE
GGP/HOMART SERVICES, INC.                                            DELAWARE
GGP/HOMART, INC.                                                     DELAWARE
GGP-ARROWHEAD, INC.                                                  DELAWARE
GGP-BAY CITY ONE, INC.                                               DELAWARE
GGP-BRASS MILL, INC.                                                 DELAWARE
GGP-BUCKLAND HILLS ONE, INC.                                         DELAWARE
GGP-BURLINGTON L.L.C.                                                DELAWARE
GGP-CANAL SHOPPES L.L.C.                                             DELAWARE
GGP-CAROLINA PLACE, INC.                                             DELAWARE
GGP-COLUMBIANA TRUST                                                 DELAWARE
GGP-CONCORD LAND CO., INC.                                           DELAWARE
GGP-CUMBERLAND LAND L.L.C.                                           DELAWARE
GGP-DEERBROOK ONE, INC.                                              DELAWARE
GGP-DEERBROOK TWO, INC.                                              DELAWARE
GGP-DEERBROOK, L.P.                                                  DELAWARE
GGP-FOOTHILLS L.L.C.                                                 DELAWARE
GGP-FOOTHILLS LAND L.L.C.                                            DELAWARE
GGP-FOUR SEASONS L.L.C.                                              DELAWARE
GGP-GATEWAY MALL L.L.C.                                              DELAWARE
GGP-GATEWAY MALL, INC.                                               DELAWARE
GGP-GLENBROOK HOLDING L.L.C.                                         DELAWARE
GGP-GLENBROOK L.L.C.                                                 DELAWARE
GGP-GLENDALE, INC.                                                   DELAWARE
GGP-GRANDVILLE II L.L.C.                                             DELAWARE
GGP-GRANDVILLE L.L.C.                                                DELAWARE
GGP-GRANDVILLE LAND L.L.C.                                           DELAWARE
GGP-KENTUCKY, INC.                                                   KENTUCKY
GGP-LA PLACE, INC.                                                   DELAWARE
GGP-LA PLACE, L.P.                                                   DELAWARE
GGP-LAKELAND, INC.                                                   DELAWARE
GGP-LAKEVIEW SQUARE, INC.                                            DELAWARE
GGP-LANSING MALL, INC.                                               DELAWARE
GGP-LINCOLNSHIRE L.L.C.                                              DELAWARE

ENTITY:                                                              PLACE OF FORMATION
-------                                                              ------------------
GGPLP L.L.C.                                                         DELAWARE
GGP-MAINE MALL HOLDING L.L.C.                                        DELAWARE
GGP-MAINE MALL L.L.C.                                                DELAWARE
GGP-MAINE MALL LAND, L.L.C.                                          DELAWARE
GGP-MALL OF LOUISIANA II, L.P.                                       DELAWARE
GGP-MALL OF LOUISIANA, INC.                                          DELAWARE
GGP-MALL OF LOUISIANA, L.P.                                          DELAWARE
GGP-MINT HILL, L.L.C.                                                DELAWARE
GGP-MORENO VALLEY, INC.                                              DELAWARE
GGP-NATICK SERVICES, INC.                                            DELAWARE
GGP-NATICK TRUST                                                     MASSACHUSETTS
GGP-NATICK WEST L.L.C.                                               DELAWARE
GGP-NESHAMINY TRUST                                                  DELAWARE
GGP-NEWGATE MALL, INC.                                               DELAWARE
GGP-NEWPARK L.L.C.                                                   DELAWARE
GGP-NEWPARK, INC.                                                    DELAWARE
GGP-NORTH POINT, INC.                                                DELAWARE
GGP-NORTHBROOK, INC.                                                 DELAWARE
GGP-OTAY RANCH L.L.C.                                                DELAWARE
GGP-OTAY RANCH, L.P.                                                 DELAWARE
GGP-PARAMUS PARK MALL, LLC                                           DELAWARE
GGP-PARKS AT ARLINGTON ONE, INC.                                     DELAWARE
GGP-PARKS AT ARLINGTON TWO, INC.                                     DELAWARE
GGP-PECANLAND II, L.P.                                               DELAWARE
GGP-PECANLAND, INC.                                                  DELAWARE
GGP-PECANLAND, L.P.                                                  DELAWARE
GGP-PEMBROKE LAKES II, INC.                                          DELAWARE
GGP-PEMBROKE LAKES, INC.                                             DELAWARE
GGP-REDLANDS MALL L.L.C.                                             DELAWARE
GGP-REDLANDS, MALL L.P.                                              DELAWARE
GGP-RIVERCHASE L.L.C.                                                DELAWARE
GGP-ROCHESTER MALL, INC.                                             DELAWARE
GGP-ROGERS RETAIL L.L.C.                                             DELAWARE
GGP-SHAVANO PARK, INC.                                               DELAWARE
GGP-SIKES SENTER L.L.C.                                              DELAWARE
GGP-SL L.L.C.                                                        DELAWARE
GGP-SLH L.L.C.                                                       DELAWARE
GGP-SOUTH SHORE PARTNERS, INC.                                       DELAWARE
GGP-STEEPLEGATE, INC.                                                DELAWARE
GGP-SUGAR LAND MALL, L.P.                                            DELAWARE
GGP-SUPERSTITION SPRINGS, INC.                                       DELAWARE
GGP-TOWN EAST MALL, INC.                                             DELAWARE
GGP-TRS L.L.C.                                                       DELAWARE
GGP-TRS SERVICES, INC.                                               DELAWARE
GGP-TUCSON LAND L.L.C.                                               DELAWARE
GGP-TUCSON MALL L.L.C.                                               DELAWARE
GGP-TYLER MALL L.L.C.                                                DELAWARE

ENTITY:                                                              PLACE OF FORMATION
-------                                                              ------------------
GGP-UC L.L.C.                                                        DELAWARE
GGP-VISTA RIDGE, INC.                                                DELAWARE
GGP-WESTWOOD MALL, INC.                                              DELAWARE
GGP-WILLOWBROOK, INC.                                                DELAWARE
GGP-WILLOWBROOK, L.P.                                                DELAWARE
GGP-WOODLANDS, L.P.                                                  DELAWARE
GLENDALE ANCHOR ACQUISITION, LLC                                     DELAWARE
GLENDALE HOLDING, INC.                                               DELAWARE
GLENDALE HOLDING, L.L.C.                                             DELAWARE
GLENDALE I MALL ASSOCIATES, LLC                                      DELAWARE
GLENDALE II MALL ASSOCIATES, LLC                                     DELAWARE
GLENDALE OHRBACH'S ASSOCIATES, LLC                                   DELAWARE
GOVERNOR'S SQUARE PARTNERSHIP                                        FLORIDA
GOVERNOR'S SQUARE, LLC                                               FLORIDA
GRAND AVENUE LIMITED PARTNERSHIP                                     MARYLAND
GRAND CANAL SHOPS II, LLC                                            DELAWARE
GRAND TRAVERSE MALL HOLDING, INC.                                    DELAWARE
GRAND TRAVERSE MALL PARTNERS, LP                                     DELAWARE
GRANDVILLE MALL II, INC.                                             DELAWARE
GRANDVILLE MALL, INC.                                                DELAWARE
GREENGATE MALL, INC.                                                 PENNSYLVANIA
GREENWOOD MALL L.L.C.                                                DELAWARE
GREENWOOD MALL, INC.                                                 DELAWARE
GSG DE COSTA RICA, SRL                                               BARBADOS
GUILFORD INDUSTRIAL CENTER, LLC                                      MARYLAND
HAMMOND BRANCH JOINT VENTURE                                         MARYLAND
HARBOR OVERLOOK LIMITED PARTNERSHIP                                  MARYLAND
HARBOR PLACE ASSOCIATES LIMITED PARTNERSHIP                          MARYLAND
HARBORPLACE MANAGEMENT COMPANY, LLC                                  MARYLAND
HARBORPLACE, INC.                                                    MARYLAND
HARBORPLACE, LLC                                                     MARYLAND
HARPER'S CHOICE BUSINESS TRUST                                       MARYLAND
HAWKEYE PROPERTIES, INC.                                             NEVADA
HCTSS L.L.C.                                                         DELAWARE
HEAD ACQUISITION, LP                                                 DELAWARE
HEX HOLDING, LLC                                                     DELAWARE
HEXALON REAL ESTATE, INC.                                            DELAWARE
HHP GOVERNMENT SERVICES, LIMITED PARTNERSHIP                         NEVADA
HICKORY GROVE LIMITED PARTNERSHIP                                    MARYLAND
HICKORY RIDGE VILLAGE CENTER, INC.                                   MARYLAND
HICKORY RIDGE VILLAGE CENTER, LLC                                    MARYLAND
HIGHLAND MALL JOINT VENTURE, THE                                     NEW YORK
HIGHLAND MALL LIMITED PARTNERSHIP                                    TEXAS
HMF PROPERTIES LIMITED PARTNERSHIP                                   DELAWARE
HO RETAIL PROPERTIES I LIMITED PARTNERSHIP                           ILLINOIS
HO RETAIL PROPERTIES II LIMITED PARTNERSHIP                          ILLINOIS
HOCKER OXMOOR PARTNERS, LLC                                          KENTUCKY

ENTITY:                                                              PLACE OF FORMATION
-------                                                              ------------------
HOCKER OXMOOR, LLC                                                   DELAWARE
HOOVER MALL HOLDING, L.L.C.                                          DELAWARE
HOOVER MALL LIMITED, L.L.C.                                          DELAWARE
HOWARD HUGHES CANYON POINTE Q4, LLC                                  NEVADA
HOWARD HUGHES CENTERPOINT, LLC                                       NEVADA
HOWARD HUGHES CORPORATION, THE                                       DELAWARE
HOWARD HUGHES PROPERTIES I, LLC                                      NEVADA
HOWARD HUGHES PROPERTIES II, LLC                                     NEVADA
HOWARD HUGHES PROPERTIES III, LLC                                    NEVADA
HOWARD HUGHES PROPERTIES IV, LLC                                     DELAWARE
HOWARD HUGHES PROPERTIES V, LLC                                      DELAWARE
HOWARD HUGHES PROPERTIES VII, LLC                                    NEVADA
HOWARD HUGHES PROPERTIES, INC.                                       NEVADA
HOWARD HUGHES PROPERTIES, LIMITED PARTNERSHIP                        DELAWARE
HOWARD RESEARCH AND DEVELOPMENT CORPORATION, THE                     MARYLAND
HOWARD RESEARCH AND DEVELOPMENT HOLDINGS CORPORATION, THE            MARYLAND
HOWARD RETAIL INVESTMENT COMPANY, LLC                                MARYLAND
HRD COMMERCIAL PROPERTIES, INC.                                      MARYLAND
HRD PARKING DECK BUSINESS TRUST                                      MARYLAND
HRD PARKING, INC.                                                    MARYLAND
HRD PARKING, LLC                                                     MARYLAND
HRD PROPERTIES, INC.                                                 MARYLAND
HRD REMAINDER, INC.                                                  MARYLAND
HRDHC, LLC                                                           MARYLAND
HRE FLANC, INC.                                                      DELAWARE
HRE KI PARTNERS, LP                                                  DELAWARE
HRE KI SMBT                                                          DELAWARE
HRE PENNSYLVANIA SMBT                                                DELAWARE
HRE-NS, LLC                                                          DELAWARE
H-TEX, INCORPORATED                                                  TEXAS
HUGHES CORPORATION, THE                                              DELAWARE
HUGHES PROPERTIES, INC.                                              NEVADA
HULEN GP LLC                                                         DELAWARE
HULEN MALL JOINT VENTURE                                             TEXAS
HULEN OWNER, LP                                                      DELAWARE
HUNT VALLEY TITLE HOLDING COMPANY, LLC                               MARYLAND
JPT LIMITED                                                          NEVADA
KALAMAZOO MALL L.L.C.                                                DELAWARE
KALAMAZOO MALL, INC.                                                 DELAWARE
KENWOOD MALL HOLDING, LLC                                            DELAWARE
KENWOOD MALL L.L.C.                                                  DELAWARE
KING'S CONTRIVANCE VILLAGE CENTER, LLC                               MARYLAND
KNOLLWOOD MALL, INC.                                                 DELAWARE
LA CANTERA HOLDING GP, LLC                                           DELAWARE
LA CANTERA HOLDING, LP                                               DELAWARE
LA CANTERA RETAIL LIMITED PARTNERSHIP                                TEXAS
LA PLACE SHOPPING, L.P.                                              DELAWARE

ENTITY:                                                              PLACE OF FORMATION
-------                                                              ------------------
LAKE MEADE & BUFFALO PARTNERSHIP                                     NEVADA
LAKEFRONT NORTH PARKING, INC.                                        MARYLAND
LAKEFRONT NORTH PARKING, LLC                                         MARYLAND
LAKESIDE MALL PROPERTY LLC                                           DELAWARE
LAKESIDE MALL, LLC                                                   MICHIGAN
LAKEVIEW SQUARE LIMITED PARTNERSHIP                                  DELAWARE
LANCASTER TRUST                                                      ILLINOIS
LANDMARK MALL L.L.C.                                                 DELAWARE
LANDMARK MALL, INC.                                                  DELAWARE
LANSING MALL LIMITED PARTNERSHIP                                     DELAWARE
LAND TRUST NO. 89433                                                 HAWAII
LAND TRUST NO. 89434                                                 HAWAII
LOCKPORT L.L.C.                                                      NEW YORK
LOT 48 BUSINESS TRUST                                                MARYLAND
LOT 49 BUSINESS TRUST                                                MARYLAND
LP ROUSE-HOUSTON, LLC                                                MARYLAND
LRVC BUSINESS TRUST                                                  MARYLAND
LYNNHAVEN HOLDING L.L.C.                                             DELAWARE
LYNNHAVEN MALL L.L.C.                                                DELAWARE
MADISON LAND L.L.C.                                                  DELAWARE
MAJESTIC PARTNERS-PROVO, LLC                                         UTAH
MALL ENTRANCES BUSINESS TRUST                                        MARYLAND
MALL IN COLUMBIA BUSINESS TRUST, THE                                 MARYLAND
MALL IN COLUMBIA HOLDING II, L.L.C., THE                             DELAWARE
MALL IN COLUMBIA HOLDING, L.L.C., THE                                DELAWARE
MALL OF THE BLUFFS PARTNERS L.L.C.                                   IOWA
MALL OF THE BLUFFS, INC.                                             DELAWARE
MALL ST. MATTHEWS COMPANY, LLC                                       DELAWARE
MALL ST. VINCENT, INC.                                               DELAWARE
MALL ST. VINCENT, L.P.                                               DELAWARE
MARKET PLACE OUTPARCEL L.L.C.                                        DELAWARE
MARKET PLACE OUTPARCEL, INC.                                         DELAWARE
MARKET STREET EAST JOINT VENTURE                                     PENNSYLVANIA
MAYFAIR PROPERTY INC.                                                DELAWARE
MERRICK PARK LLC                                                     MARYLAND
MERRICK PARK PARKING LLC                                             DELAWARE
MERRIWEATHER POST BUSINESS TRUST                                     MARYLAND
MIZNER PARK HOLDINGS I, LLC                                          DELAWARE
MIZNER PARK HOLDINGS II, LLC                                         DELAWARE
MIZNER PARK HOLDINGS III, LLC                                        DELAWARE
MIZNER PARK HOLDINGS IV, LLC                                         DELAWARE
MIZNER PARK HOLDINGS V, LLC                                          DELAWARE
MIZNER PARK VENTURE, LLC                                             DELAWARE
MJ, INC.                                                             NEVADA
MJF INVESTMENTS CORPORATION                                          NEVADA
MONDAWMIN BUSINESS TRUST                                             MARYLAND
MONDAWMIN, LLC                                                       MARYLAND

ENTITY:                                                              PLACE OF FORMATION
-------                                                              ------------------
MONTCLAIR PLAZA L.L.C.                                               DELAWARE
MSM PROPERTY L.L.C.                                                  DELAWARE
NESHAMINY MALL JOINT VENTURE LIMITED PARTNERSHIP                     ILLINOIS
NEW ORLEANS RIVERWALK ASSOCIATES                                     LOUISIANA
NEW ORLEANS RIVERWALK LIMITED PARTNERSHIP                            MARYLAND
NEW RIVER ASSOCIATES                                                 ARIZONA
NEW RIVER CENTER, LLC                                                FLORIDA
NEWPARK ANCHOR ACQUISITION, LLC                                      DELAWARE
NEWPARK MALL, L.L.C.                                                 DELAWARE
NORTH STAR ANCHOR ACQUISITION, LLC                                   DELAWARE
NORTH STAR ANCHOR ACQUISITION, LP                                    DELAWARE
NORTH STAR MALL II, LLC                                              MARYLAND
NORTH STAR MALL, LLC                                                 TEXAS
NORTHBROOK COURT I L.L.C.                                            DELAWARE
NORTHBROOK COURT II L.L.C.                                           DELAWARE
NORTHBROOK COURT L.L.C.                                              DELAWARE
NORTHGATE MALL L.L.C.                                                DELAWARE
NORTHWEST ASSOCIATES                                                 MARYLAND
NORTHWEST OHIO MALL L.L.C.                                           DELAWARE
NS MALL GP LLC                                                       DELAWARE
NS MALL PROPERTY, LP                                                 DELAWARE
NSMJV, LP                                                            DELAWARE
O.M. INVESTMENT II LIMITED PARTNERSHIP                               MARYLAND
O.M. INVESTMENT LIMITED PARTNERSHIP                                  MARYLAND
O.M. LAND DEVELOPMENT, LLC                                           MARYLAND
O.M. MALL COMPANY, LLC                                               MARYLAND
OAK VIEW MALL L.L.C.                                                 DELAWARE
OAKBROOK FACILITIES CORPORATION                                      MARYLAND
OAKBROOK SHOPPING CENTER, LLC                                        DELAWARE
OAKBROOK URBAN VENTURE, LP                                           ILLINOIS
OAKLAND RIDGE COMMERCIAL GROUP, LLC                                  MARYLAND
OAKLAND RIDGE INDUSTRIAL DEVELOPMENT CORPORATION                     MARYLAND
OAKLAND RIDGE INDUSTRIAL DEVELOPMENT, LLC                            MARYLAND
OAKS MALL GAINESVILLE II, INC.                                       DELAWARE
OAKS MALL GAINESVILLE LIMITED PARTNERSHIP                            DELAWARE
OAKWOOD HILLS MALL PARTNERS L.L.P.                                   WISCONSIN
OAKWOOD HILLS MALL, INC.                                             DELAWARE
OAKWOOD SHOPPING CENTER LIMITED PARTNERSHIP                          LOUISIANA
OGLETHORPE MALL L.L.C.                                               DELAWARE
OKLAHOMA MALL L.L.C.                                                 DELAWARE
OKLAHOMA MALL, INC.                                                  DELAWARE
ONE OWINGS MILLS CORPORATE CENTER ASSOCIATES, LP                     MARYLAND
ONE OWINGS MILLS CORPORATE CENTER, LLC                               MARYLAND
ONE WILLOW COMPANY, LLC                                              DELAWARE
OWINGS MILLS LIMITED PARTNERSHIP                                     MARYLAND
PACIFIC REALTY, INC.                                                 NEVADA
PARAMUS EQUITIES, LLC                                                TEXAS

ENTITY:                                                              PLACE OF FORMATION
-------                                                              ------------------
PARAMUS MALL MANAGEMENT COMPANY, LLC                                 MARYLAND
PARAMUS PARK SHOPPING CENTER LIMITED PARTNERSHIP                     NEW JERSEY
PARAMUS PARK, LLC                                                    MARYLAND
PARCEL C BUSINESS TRUST                                              MARYLAND
PARCEL D BUSINESS TRUST                                              MARYLAND
PARCIT-IIP LANCASTER VENTURE                                         ILLINOIS
PARCITY L.L.C.                                                       DELAWARE
PARCITY TRUST                                                        DELAWARE
PARIS PROPERTIES, INC.                                               NEVADA
PARK CITY HOLDING, INC.                                              DELAWARE
PARK MALL L.L.C.                                                     DELAWARE
PARK MALL, INC.                                                      DELAWARE
PARK SQUARE LIMITED PARTNERSHIP                                      MARYLAND
PARKS AT ARLINGTON, L.P.                                             DELAWARE
PARKSIDE LIMITED PARTNERSHIP                                         MARYLAND
PARKVIEW OFFICE BUILDING LIMITED PARTNERSHIP                         MARYLAND
PAVILIONS AT BUCKLAND HILLS L.L.C.                                   CONNECTICUT
PC LANCASTER L.L.C.                                                  DELAWARE
PC LANCASTER TRUST                                                   DELAWARE
PDC COMMUNITY CENTERS L.L.C.                                         DELAWARE
PDC HOLDING, LLC                                                     DELAWARE
PDC-EASTRIDGE MALL L.L.C.                                            DELAWARE
PDC-RED CLIFFS MALL L.L.C.                                           DELAWARE
PEACHTREE MALL L.L.C                                                 DELAWARE
PEMBROKE LAKES MALL LTD.                                             FLORIDA
PERIMETER CENTER, LLC                                                MARYLAND
PERIMETER MALL FACILITIES, LLC                                       DELAWARE
PERIMETER MALL VENTURE, LLC                                          DELAWARE
PERIMETER MALL, LLC                                                  MARYLAND
PIEDMONT MALL L.L.C.                                                 VIRGINIA
PIERRE BOSSIER MALL, INC.                                            DELAWARE
PIERRE BOSSIER MALL, L.P.                                            DELAWARE
PINE RIDGE MALL L.L.C.                                               DELAWARE
PINES MALL PARTNERS                                                  IOWA
PIONEER OFFICE LIMITED PARTNERSHIP                                   MARYLAND
PIONEER PLACE LIMITED PARTNERSHIP                                    MARYLAND
PLANOLE STORE, LP                                                    TEXAS
PLYMOUTH MEETING PROPERTY LLC                                        DELAWARE
PRICE DEVELOPMENT COMPANY, LIMITED PARTNERSHIP                       MARYLAND
PRICE FINANCING PARTNERSHIP, L.P.                                    DELAWARE
PRICE GP L.L.C.                                                      DELAWARE
PRICE JAMES COMPANY LIMITED PARTNERSHIP                              UTAH
PRICE NT L.L.C.                                                      DELAWARE
PRICE SPOKANE LIMITED PARTNERSHIP                                    DELAWARE
PRICE-ASG L.L.C.                                                     DELAWARE
PRICE-BOISE COMPANY, LTD.                                            UTAH
PRICE-JAMES COMPANY                                                  UTAH

ENTITY:                                                              PLACE OF FORMATION
-------                                                              ------------------
PRINCE KUHIO PLAZA, INC.                                             DELAWARE
PRINCETON LAND EAST, LLC                                             DELAWARE
PRINCETON LAND, LLC                                                  DELAWARE
PROVIDENCE PLACE HOLDING, LLC                                        DELAWARE
PROVO MALL DEVELOPMENT COMPANY, LTD.                                 UTAH
PROVO MALL L.L.C.                                                    DELAWARE
RASCAP REALTY, LTD.                                                  NEW YORK
RED ROCK INVESTMENT, LLC                                             NEVADA
REDLANDS LAND ACQUISITION COMPANY L.L.C.                             DELAWARE
REDLANDS LAND ACQUISITION COMPANY, L.P.                              DELAWARE
REDLANDS LAND HOLDING, L.L.C.                                        DELAWARE
RIDGEDALE CENTER, LLC                                                MARYLAND
RII HOLDING, LLC                                                     TEXAS
RIO WEST L.L.C.                                                      DELAWARE
RIVER HILL VILLAGE CENTER II, LLC                                    MARYLAND
RIVER HILLS MALL L.L.P.                                              MINNESOTA
RIVERS PARK ABC, LLC                                                 DELAWARE
RIVERSPARK ASSOCIATES LIMITED PARTNERSHIP                            MARYLAND
ROCHESTER MALL LLC                                                   DELAWARE
ROGERS RETAIL L.L.C.                                                 DELAWARE
ROGUE VALLEY MALL HOLDING L.L.C.                                     DELAWARE
ROGUE VALLEY MALL, L.L.C.                                            DELAWARE
ROUSE COLUMBUS SQUARE, LLC                                           MARYLAND
ROUSE COMMERCIAL PROPERTIES, LLC                                     MARYLAND
ROUSE COMPANY AT OWINGS MILLS, LLC, THE                              MARYLAND
ROUSE COMPANY BT, LLC, THE                                           MARYLAND
ROUSE COMPANY LP, THE                                                DELAWARE
ROUSE COMPANY OF FLORIDA, LLC, THE                                   FLORIDA
ROUSE COMPANY OF GEORGIA, LLC, THE                                   GEORGIA
ROUSE COMPANY OF LOUISIANA, LLC, THE                                 MARYLAND
ROUSE COMPANY OF MASSACHUSETTS, LLC, THE                             MARYLAND
ROUSE COMPANY OF MICHIGAN, LLC, THE                                  MARYLAND
ROUSE COMPANY OF MINNESOTA, LLC, THE                                 MARYLAND
ROUSE COMPANY OF NEW JERSEY, LLC, THE                                NEW JERSEY
ROUSE COMPANY OF NEW YORK, LLC, THE                                  NEW YORK
ROUSE COMPANY OF OHIO, LLC, THE                                      OHIO
ROUSE COMPANY OF OREGON, LLC, THE                                    MARYLAND
ROUSE COMPANY OF PENNSYLVANIA, LLC, THE                              PENNSYLVANIA
ROUSE COMPANY OF TEXAS, LLC, THE                                     TEXAS
ROUSE COMPANY OF WASHINGTON, LLC, THE                                MARYLAND
ROUSE COMPANY OPERATING PARTNERSHIP LP, THE                          DELAWARE
ROUSE COMPANY PROTECTIVE TRUST, INC., THE                            DELAWARE
ROUSE F.S., LLC                                                      MARYLAND
ROUSE FASHION SHOW MANAGEMENT, LLC                                   MARYLAND
ROUSE HOLDING COMPANY OF ARIZONA, LLC, THE                           MARYLAND
ROUSE HOLDING COMPANY, LLC, THE                                      MARYLAND
ROUSE HOLDING LIMITED PARTNERSHIP                                    MARYLAND

ENTITY:                                                              PLACE OF FORMATION
-------                                                              ------------------
ROUSE INVESTING COMPANY, LLC                                         MARYLAND
ROUSE INVESTMENT LIMITED PARTNERSHIP                                 MARYLAND
ROUSE IP, LLC                                                        MARYLAND
ROUSE LLC                                                            DELAWARE
ROUSE OAKBROOK, LLC                                                  DELAWARE
ROUSE OFFICE MANAGEMENT OF ARIZONA, LLC                              MARYLAND
ROUSE OFFICE MANAGEMENT OF OREGON, LLC                               MARYLAND
ROUSE OFFICE MANAGEMENT OF PENNSYLVANIA, LLC                         MARYLAND
ROUSE OFFICE MANAGEMENT, LLC                                         MARYLAND
ROUSE OWINGS MILLS MANAGEMENT COMPANY, LLC                           MARYLAND
ROUSE PROPERTY MANAGEMENT, INC.                                      MARYLAND
ROUSE PROVIDENCE LLC                                                 DELAWARE
ROUSE RIDGEDALE HOLDING, LLC                                         MARYLAND
ROUSE RIDGEDALE, LLC                                                 DELAWARE
ROUSE SI SHOPPING CENTER, LLC                                        MARYLAND
ROUSE SOUTHLAND, LLC                                                 MARYLAND
ROUSE TRANSPORTATION, LLC                                            MARYLAND
ROUSE TRI-PARTY MISCELLANEOUS, LLC                                   MARYLAND
ROUSE TRI-PARTY TRS, INC.                                            MARYLAND
ROUSE WESTIN, INC.                                                   MARYLAND
ROUSE WESTLAKE LIMITED PARTNERSHIP II                                DELAWARE
ROUSE-ABBEY, LLC                                                     MARYLAND
ROUSE-ARIZONA CENTER, LLC                                            MARYLAND
ROUSE-ARIZONA RETAIL CENTER LIMITED PARTNERSHIP                      MARYLAND
ROUSE-BRIDGEWATER COMMONS, LLC                                       MARYLAND
ROUSE-BURLINGTON, LLC                                                MARYLAND
ROUSE-CORAL GABLES DEVELOPMENT, LLC                                  MARYLAND
ROUSE-EASTFIELD, LLC                                                 MARYLAND
ROUSE-FAIRWOOD DEVELOPMENT CORPORATION                               MARYLAND
ROUSE-FAIRWOOD DEVELOPMENT LIMITED PARTNERSHIP                       MARYLAND
ROUSE-FORSYTH, LLC                                                   MARYLAND
ROUSE-GOVERNOR'S SQUARE, LLC                                         MARYLAND
ROUSE-HIGHLAND, LLC                                                  DELAWARE
ROUSE-MERCHANTWIRED, INC.                                            MARYLAND
ROUSE-MIAMI, LLC                                                     DELAWARE
ROUSE-MIZNER PARK, LLC                                               DELAWARE
ROUSE-NEW ORLEANS, LLC                                               MARYLAND
ROUSE-OAKWOOD SHOPPING CENTER, LLC                                   MARYLAND
ROUSE-OAKWOOD TWO, LLC                                               MARYLAND
ROUSE-ORLANDO, LLC                                                   DELAWARE
ROUSE-PARK MEADOWS HOLDING, LLC                                      MARYLAND
ROUSE-PARK MEADOWS, LLC                                              MARYLAND
ROUSE-PHOENIX CINEMA, LLC                                            MARYLAND
ROUSE-PHOENIX CORPORATE CENTER LIMITED PARTNERSHIP                   MARYLAND
ROUSE-PHOENIX DEVELOPMENT COMPANY, LLC                               MARYLAND
ROUSE-PHOENIX HOTEL CORPORATION                                      MARYLAND
ROUSE-PHOENIX HOTEL PARKING, INC.                                    MARYLAND

ENTITY:                                                              PLACE OF FORMATION
-------                                                              ------------------
ROUSE-PHOENIX HOTEL, LLC                                             MARYLAND
ROUSE-PHOENIX MASTER LIMITED PARTNERSHIP                             MARYLAND
ROUSE-PHOENIX PARKING TWO, LLC                                       MARYLAND
ROUSE-PHOENIX PARKING, LLC                                           MARYLAND
ROUSE-PHOENIX THEATRE LIMITED PARTNERSHIP                            MARYLAND
ROUSE-PHOENIX TWO CORPORATE CENTER, LLC                              MARYLAND
ROUSE-PORTLAND, LLC                                                  MARYLAND
ROUSE-RANDHURST SHOPPING CENTER, LLC                                 MARYLAND
ROUSE-RIVER HILL VILLAGE CENTER, INC.                                MARYLAND
ROUSE-SEATTLE, LLC                                                   DELAWARE
ROUSE-TOWSON TOWN CENTER, LLC                                        MARYLAND
ROUSE-TTC FUNDING, LLC                                               MARYLAND
ROUSE-URBAN ACQUISITION, LLC                                         MARYLAND
ROUSE-URBAN, LLC                                                     MARYLAND
ROUSE-WEST DADE, INC.                                                MARYLAND
ROUSE-WESTLAKE LIMITED PARTNERSHIP                                   MARYLAND
ROUSE-WINCOPIN, LLC                                                  MARYLAND
RREF HOLDING, LLC                                                    TEXAS
RS PROPERTIES INC.                                                   DELAWARE
RUNNING BROOK BUSINESS TRUST                                         MARYLAND
RV JOINT VENTURE                                                     FLORIDA
SAINT LOUIS GALLERIA HOLDING L.L.C.                                  DELAWARE
SAINT LOUIS GALLERIA L.L.C.                                          DELAWARE
SAINT LOUIS LAND L.L.C.                                              DELAWARE
SALEM MALL, LLC                                                      MARYLAND
SEAPORT MARKETPLACE THEATRE, LLC                                     MARYLAND
SEAPORT MARKETPLACE, LLC                                             MARYLAND
SEVENTY COLUMBIA CORPORATE CENTER LIMITED PARTNERSHIP                MARYLAND
SEVENTY COLUMBIA CORPORATE CENTER, INC.                              MARYLAND
SEVENTY COLUMBIA CORPORATE CENTER, LLC                               MARYLAND
SIKES SENTER, L.P.                                                   DELAWARE
SILVER CITY GALLERIA L.L.C.                                          DELAWARE
SIXTY COLUMBIA CORPORATE CENTER, INC.                                MARYLAND
SIXTY COLUMBIA CORPORATE CENTER, LLC                                 MARYLAND
SOONER FASHION MALL L.L.C.                                           DELAWARE
SOUTH SHORE PARTNERS, L.P.                                           WASHINGTON
SOUTH STREET SEAPORT LIMITED PARTNERSHIP                             MARYLAND
SOUTHLAKE MALL L.L.C.                                                DELAWARE
SOUTHLAKE MALL, INC.                                                 DELAWARE
SOUTHLAND CENTER HOLDING, LLC                                        MARYLAND
SOUTHLAND CENTER, LLC                                                DELAWARE
SOUTHLAND MALL, INC.                                                 DELAWARE
SOUTHLAND MALL, L.P.                                                 DELAWARE
SOUTHPOINT MALL, LLC                                                 DELAWARE
SOUTHWEST DENVER LAND L.L.C.                                         DELAWARE
SOUTHWEST PLAZA L.L.C.                                               DELAWARE
SPOKANE MALL DEVELOPMENT COMPANY LIMITED PARTNERSHIP                 UTAH

ENTITY:                                                              PLACE OF FORMATION
-------                                                              ------------------
SPOKANE MALL L.L.C.                                                  DELAWARE
SPRING HILL MALL L.L.C.                                              DELAWARE
SPRING HILL MALL, INC.                                               DELAWARE
ST. CLOUD LAND L.LC.                                                 DELAWARE
ST. CLOUD MALL HOLDING L.L.C.                                        DELAWARE
ST. CLOUD MALL L.L.C.                                                DELAWARE
STANSFIELD-LAUREL, INC.                                              MARYLAND
STERLING FINANCIAL, LTD.                                             NEVADA
STERRETT BUILDING BUSINESS TRUST                                     MARYLAND
STONE LAKE CORPORATION                                               MARYLAND
STONEBRIAR MALL (GP) L.L.C.                                          DELAWARE
STONEBRIAR MALL LIMITED PARTNERSHIP                                  DELAWARE
STONEBRIAR MALL, INC.                                                DELAWARE
STONESTOWN SHOPPING CENTER HOLDING L.L.C.                            DELAWARE
STONESTOWN SHOPPING CENTER L.L.C.                                    DELAWARE
STONESTOWN SHOPPING CENTER, L.P.                                     DELAWARE
SUMMA CORPORATION                                                    DELAWARE
SUMMERLIN CENTRE, LLC                                                DELAWARE
SUMMERLIN CORPORATION                                                DELAWARE
TALLAHASSEE ASSOCIATES                                               MARYLAND
TAMPA NORTHWEST, LTD.                                                FLORIDA
TERRAPIN ACQUISITION, LLC                                            MARYLAND
THC-HRE, LLC                                                         MARYLAND
THREE OWINGS MILLS CORPORATE CENTER ASSOCIATES LIMITED PARTNERSHIP   MARYLAND
THREE OWINGS MILLS CORPORATE CENTER LAND LIMITED PARTNERSHIP         MARYLAND
THREE OWINGS MILLS CORPORATE CENTER, LLC                             MARYLAND
THREE RIVERS MALL L.L.C.                                             DELAWARE
THREE WILLOW COMPANY, LLC                                            DELAWARE
TOWN CENTER DEVELOPMENT COMPANY GP, LLC                              TEXAS
TOWN CENTER DEVELOPMENT COMPANY, LP                                  TEXAS
TOWN CENTER EAST BUSINESS TRUST                                      MARYLAND
TOWN CENTER EAST PARKING LOT BUSINESS TRUST                          MARYLAND
TOWN EAST MALL, L.P.                                                 DELAWARE
TOWSON TC, LLC                                                       MARYLAND
TRACY MALL PARTNERS I L.L.C.                                         DELAWARE
TRACY MALL PARTNERS II, L.P.                                         DELAWARE
TRACY MALL PARTNERS, L.P.                                            DELAWARE
TRACY MALL, INC.                                                     DELAWARE
TRAILS VILLAGE CENTER CO.                                            NEVADA
TRC CENTRAL, LLC                                                     MARYLAND
TRC EXTON PLYMOUTH 12 LLC                                            DELAWARE
TRC EXTON PLYMOUTH 13 LLC                                            DELAWARE
TRC EXTON PLYMOUTH 14 LLC                                            DELAWARE
TRC EXTON PLYMOUTH 15 LLC                                            DELAWARE
TRC EXTON PLYMOUTH 16 LLC                                            DELAWARE
TRC EXTON PLYMOUTH 17 LLC                                            DELAWARE
TRC EXTON PLYMOUTH 18 LLC                                            DELAWARE

ENTITY:                                                              PLACE OF FORMATION
-------                                                              ------------------
TRC EXTON PLYMOUTH 19 LLC                                            DELAWARE
TRC EXTON PLYMOUTH 20 LLC                                            DELAWARE
TRC EXTON PLYMOUTH 21 LLC                                            DELAWARE
TRC EXTON PLYMOUTH 22 LLC                                            DELAWARE
TRC EXTON PLYMOUTH 23 LLC                                            DELAWARE
TRC EXTON PLYMOUTH 24 LLC                                            DELAWARE
TRC EXTON PLYMOUTH 25 LLC                                            DELAWARE
TRC EXTON PLYMOUTH 26 LLC                                            DELAWARE
TRC EXTON PLYMOUTH 27 LLC                                            DELAWARE
TRC EXTON PLYMOUTH 28 LLC                                            DELAWARE
TRC EXTON PLYMOUTH 29 LLC                                            DELAWARE
TRC EXTON PLYMOUTH 30 LLC                                            DELAWARE
TRC EXTON PLYMOUTH 31 LLC                                            DELAWARE
TRC EXTON PLYMOUTH 32 LLC                                            DELAWARE
TRC EXTON PLYMOUTH 33 LLC                                            DELAWARE
TRC EXTON PLYMOUTH 34 LLC                                            DELAWARE
TRC EXTON PLYMOUTH 35 LLC                                            DELAWARE
TRC EXTON PLYMOUTH 36 LLC                                            DELAWARE
TRC EXTON PLYMOUTH 37 LLC                                            DELAWARE
TRC EXTON PLYMOUTH 38 LLC                                            DELAWARE
TRC EXTON PLYMOUTH 39 LLC                                            DELAWARE
TRC GALLERY AT MARKET EAST 1, LLC                                    DELAWARE
TRC GALLERY AT MARKET EAST 10, LLC                                   DELAWARE
TRC GALLERY AT MARKET EAST 11 LLC                                    DELAWARE
TRC GALLERY AT MARKET EAST 12 LLC                                    DELAWARE
TRC GALLERY AT MARKET EAST 13 LLC                                    DELAWARE
TRC GALLERY AT MARKET EAST 14 LLC                                    DELAWARE
TRC GALLERY AT MARKET EAST 15 LLC                                    DELAWARE
TRC GALLERY AT MARKET EAST 16 LLC                                    DELAWARE
TRC GALLERY AT MARKET EAST 17 LLC                                    DELAWARE
TRC GALLERY AT MARKET EAST 18 LLC                                    DELAWARE
TRC GALLERY AT MARKET EAST 19 LLC                                    DELAWARE
TRC GALLERY AT MARKET EAST 2 LLC                                     DELAWARE
TRC GALLERY AT MARKET EAST 20 LLC                                    DELAWARE
TRC GALLERY AT MARKET EAST 21 LLC                                    DELAWARE
TRC GALLERY AT MARKET EAST 22 LLC                                    DELAWARE
TRC GALLERY AT MARKET EAST 23 LLC                                    DELAWARE
TRC GALLERY AT MARKET EAST 24 LLC                                    DELAWARE
TRC GALLERY AT MARKET EAST 25 LLC                                    DELAWARE
TRC GALLERY AT MARKET EAST 26 LLC                                    DELAWARE
TRC GALLERY AT MARKET EAST 27 LLC                                    DELAWARE
TRC GALLERY AT MARKET EAST 28 LLC                                    DELAWARE
TRC GALLERY AT MARKET EAST 29 LLC                                    DELAWARE
TRC GALLERY AT MARKET EAST 3 LLC                                     DELAWARE
TRC GALLERY AT MARKET EAST 30 LLC                                    DELAWARE
TRC GALLERY AT MARKET EAST 31 LLC                                    DELAWARE
TRC GALLERY AT MARKET EAST 32 LLC                                    DELAWARE

ENTITY:                                                              PLACE OF FORMATION
-------                                                              ------------------
TRC GALLERY AT MARKET EAST 33 LLC                                    DELAWARE
TRC GALLERY AT MARKET EAST 34 LLC                                    DELAWARE
TRC GALLERY AT MARKET EAST 35 LLC                                    DELAWARE
TRC GALLERY AT MARKET EAST 36 LLC                                    DELAWARE
TRC GALLERY AT MARKET EAST 37 LLC                                    DELAWARE
TRC GALLERY AT MARKET EAST 38 LLC                                    DELAWARE
TRC GALLERY AT MARKET EAST 39 LLC                                    DELAWARE
TRC GALLERY AT MARKET EAST 4 LLC                                     DELAWARE
TRC GALLERY AT MARKET EAST 5 LLC                                     DELAWARE
TRC GALLERY AT MARKET EAST 6 LLC                                     DELAWARE
TRC GALLERY AT MARKET EAST 7 LLC                                     DELAWARE
TRC GALLERY AT MARKET EAST 8 LLC                                     DELAWARE
TRC GALLERY AT MARKET EAST 9 LLC                                     DELAWARE
TRC NJ HOLDING, LP                                                   DELAWARE
TRC PARKING BUSINESS TRUST                                           MARYLAND
TRC PROPERTY HOLDINGS, INC.                                          MARYLAND
TRC WILLOW, LLC                                                      MARYLAND
TRCGP, LLC                                                           MARYLAND
TRIANGLE BUSINESS CENTER I LIMITED PARTNERSHIP                       MARYLAND
TTC MEMBER, LLC                                                      MARYLAND
TTC SPE, LLC                                                         MARYLAND
TV INVESTMENT, LLC                                                   DELAWARE
TWC COMMERCIAL PROPERTIES, LLC                                       DELAWARE
TWC COMMERCIAL PROPERTIES, LP                                        DELAWARE
TWC LAND DEVELOPMENT, LLC                                            DELAWARE
TWC LAND DEVELOPMENT, LP                                             DELAWARE
TWC OPERATING HOLDINGS, INC.                                         DELAWARE
TWC OPERATING, LLC                                                   DELAWARE
TWC OPERATING, LP                                                    DELAWARE
TWCPC HOLDINGS GP, LLC                                               TEXAS
TWCPC HOLDINGS, L.P.                                                 TEXAS
TWLDC HOLDINGS GP, LLC                                               TEXAS
TWLDC HOLDINGS, LP                                                   TEXAS
TWO FRANKLIN PARK COMPANY, LLC                                       DELAWARE
TWO OWINGS MILLS CORPORATE CENTER ASSOCIATES LIMITED PARTNERSHIP     MARYLAND
TWO OWINGS MILLS CORPORATE CENTER, LLC                               MARYLAND
TWO WILLOW COMPANY, LLC                                              DELAWARE
TYLER MALL LIMITED PARTNERSHIP                                       DELAWARE
TYSONS GALLERIA L.L.C.                                               DELAWARE
U.K.-AMERICAN PROPERTIES, INC.                                       DELAWARE
U.K.-LASALLE, INC.                                                   DELAWARE
UC OAKBROOK GENPAR, LLC                                              DELAWARE
URBAN SHOPPING CENTERS, LP                                           ILLINOIS
VALLEY HILLS MALL L.L.C.                                             DELAWARE
VALLEY HILLS MALL, INC.                                              DELAWARE
VCK BUSINESS TRUST                                                   MARYLAND
VICTORIA WARD CENTER L.L.C.                                          DELAWARE

ENTITY:                                                              PLACE OF FORMATION
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
VICTORIA WARD ENTERTAINMENT CENTER L.L.C.                            DELAWARE
VICTORIA WARD SERVICES, INC.                                         DELAWARE
VICTORIA WARD, LIMITED                                               DELAWARE
VILLAGE OF CROSS KEYS, LLC, THE                                      MARYLAND
VISALIA MALL L.L.C.                                                  DELAWARE
VISALIA MALL, L.P.                                                   DELAWARE
VISTA RIDGE JOINT VENTURE, L.P.                                      DELAWARE
VISTA RIDGE MALL, INC.                                               DELAWARE
WATER TOWER JOINT VENTURE                                            ILLINOIS
WATER TOWER LLC                                                      DELAWARE
WECCR GENERAL PARTNERSHIP                                            TEXAS
WECCR, INC.                                                          TEXAS
WEEPING WILLOW RNA, LLC                                              DELAWARE
WEST KENDALL HOLDINGS, LLC                                           MARYLAND
WEST OAKS MALL TRUST                                                 DELAWARE
WESTCOAST ESTATES                                                    CALIFORNIA
WESTLAKE CENTER ASSOCIATES LIMITED PARTNERSHIP                       WASHINGTON
WESTLAKE RETAIL ASSOCIATES, LTD.                                     TEXAS
WESTROADS LAND L.L.C.                                                DELAWARE
WESTROADS MALL II, INC.                                              DELAWARE
WESTROADS MALL L.L.C.                                                DELAWARE
WESTWOOD LAND, L.L.C.                                                DELAWARE
WESTWOOD MALL LIMITED PARTNERSHIP                                    DELAWARE
WHITE MARSH GENERAL PARTNERSHIP                                      MARYLAND
WHITE MARSH LIMITED PARTNERSHIP                                      MARYLAND
WHITE MARSH MALL ASSOCIATES                                          MARYLAND
WHITE MARSH MALL, LLC                                                MARYLAND
WHITE MARSH PHASE II ASSOCIATES                                      MARYLAND
WHITELAND HOLDING LIMITED PARTNERSHIP                                MARYLAND
WILLOW SPE, LLC                                                      DELAWARE
WILLOWBROOK COMPANY, LLC, THE                                        MARYLAND
WILLOWBROOK II, LLC                                                  MARYLAND
WILLOWBROOK MALL COMPANY, LLC                                        DELAWARE
WILLOWBROOK MALL, LLC                                                DELAWARE
WILLOWBROOK MANAGEMENT COMPANY, LLC                                  MARYLAND
WINCOPIN RESTAURANT BUSINESS TRUST                                   MARYLAND
WOODBRIDGE CENTER PROPERTY, LLC                                      DELAWARE
WOODBRIDGE CENTER, LLC                                               MARYLAND
WOODLANDS ANCHOR ACQUISITION, LLC                                    DELAWARE
WOODLANDS ANCHOR ACQUISITION, LP                                     DELAWARE
WOODLANDS BEVERAGE, INC.                                             TEXAS
WOODLANDS BROKERAGE, LLC, THE                                        TEXAS
WOODLANDS COMMERCIAL BROKERAGE CO., LP, THE                          TEXAS
WOODLANDS COMMERCIAL PROPERTIES COMPANY, LP, THE                     TEXAS
WOODLANDS CORPORATION, THE                                           TEXAS
WOODLANDS CUSTOM SALES, LP, THE                                      TEXAS
WOODLANDS HOLDING HOTEL, LP, THE                                     TEXAS

ENTITY:                                                              PLACE OF FORMATION
-------                                                              ------------------
WOODLANDS HOTEL GP, LLC, THE                                         TEXAS
WOODLANDS HOTEL, LP, THE                                             TEXAS
WOODLANDS LAND DEVELOPMENT CO., LP, THE                              TEXAS
WOODLANDS MALL ASSOCIATES, THE                                       ILLINOIS
WOODLANDS OFFICE EQUITIES-95, LTD.                                   TEXAS
WOODLANDS OPERATING COMPANY, L.P., THE                               TEXAS
WOODLANDS VTO 2000 COMMERCIAL, GP, LLC                               TEXAS
WOODLANDS VTO 2000 COMMERCIAL, LP                                    TEXAS
WV SUB, LLC                                                          DELAWARE
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